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                                                                      EXHIBIT 32


      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           In connection with the report on Form 10-KSB of Raptor Networks Technology, Inc. (the "Company") for the year ended December 31, 2005 (the "Report"), the undersigned hereby certify in their capacities as Chief Executive Officer and Chief Financial Officer of the Company, pursuant to 18 U.S.C.
section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

           1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

           2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  March 31, 2006             By:  /s/ Thomas M. Wittenschlaeger
                                        ----------------------------------------
                                        Thomas M. Wittenschlaeger
                                        Chief Executive Officer (principal
                                        executive officer)


Dated:  March 31, 2006             By:  /s/ Bob van Leyen
                                        ----------------------------------------
                                        Bob van Leyen
                                        Chief Financial Officer (principal
                                        financial officer)


           A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.